SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): September 30, 2004


                                BEXIL CORPORATION
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Maryland                     001-12233             13-3907058
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code:  1-212-785-0400


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Conditions.

     On November 15, 2004, Bexil Corporation (the "Company") issued a press release announcing financial results for the third quarter ended September 30, 2004. A copy of the Novemebr 15, 2004 press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

     The information contained in this report on Form 8-K (including the exhibit) is being furnished pursuant to Item 5 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exihibits

Item 9.01. Financial Statements and Exihibits.

          (c)  Exhibits.


               Exhibit No.   Description of Exhibit
               ==========    =================================================
                    99.1     Press Release announcing its financial results for
                             the third quarter ended September 30, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BEXIL CORPORATION


Date:     November 15, 2004                     /s/ Thomas B. Winmill
                                                ---------------------
                                                    Thomas B. Winmill
                                                    President

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                                  Exhibit Description
--------------                                  -------------------

     99.1                               Press Release announcing its financial
                                         results for the third quarter ended
                                                  September 30, 2004.

Exhibit 99.1

              Bexil Corporation Announces Financial Results for the
                     Third Quarter Ended September 30, 2004

New York - Bexil Corporation (AMEX: BXL) today announced its financial results for the third quarter ended September 30, 2004.


                                                                    Three Months                               Nine Months
                                                                  Ended September 30,                       Ended September 30,
                                                                  -------------------                       -------------------
                                                                2004               2003                   2004               2003
                                                                ----               ----                   ----               ----
Revenues:
  Interest and other income                                 $   31,161         $   51,427              $  133,365         $  135,133
  Equity in earnings of unconsolidated affiliate               588,106            602,488               1,563,959          1,957,763
                                                            ----------         ----------              ----------         ----------
                                                               619,267            653,915               1,697,324          2,092,896
                                                            ----------         ----------              ----------         ----------

Expenses:
  General and administrative                                   152,279            147,336                 535,022            407,935
  Communication costs                                            6,055             14,215                  23,032             26,760
  Professional fees                                             19,763             29,900                 102,728             79,505
                                                            ----------         ----------              ----------         ----------
                                                               178,097            191,451                 660,782            514,200
                                                            ----------         ----------              ----------         ----------

Income before income taxes                                     441,170            462,464               1,036,542          1,578,696
Income tax expense (benefit)                                    17,105             17,128                 (48,068)            39,103
                                                            ----------         ----------              ----------         ----------
  Net income                                                $  424,065         $  445,336              $1,084,610         $1,539,593
                                                            ==========         ==========              ==========         ==========

Per share net income:

  Basic                                                     $     0.48         $     0.51              $     1.23         $     1.76
  Diluted                                                   $     0.48         $     0.51              $     1.23         $     1.76

Average shares outstanding:

  Basic                                                        879,591            874,744                 879,591            873,016
  Diluted                                                      879,591            874,744                 880,043            873,016

Bexil's primary business is comprised of its 50% interest in privately held York Insurance Services Group, Inc. ("York"). Since the 1930's, York's affiliates have served as third party administrators and independent adjusters providing claims data and risk related services to insurance carriers, self insureds, public entities, brokers, and other intermediaries. York's claims services include property & casualty, workers' compensation, special investigative unit services & surveillance, transportation & logistics, environmental, construction, and inland & ocean marine. York is a 50% owned unconsolidated affiliate accounted for by the equity method.

York's summarized condensed financial information is as follows:

                                           York Insurance Services Group, Inc.
                                          -------------------------------------
                                               2004                     2003
                                             --------                 --------

Sales                                      $ 44,761,334             $ 37,837,718
Expenses                                   $ 39,694,559             $ 30,790,154
Net income                                 $  3,127,922             $  3,915,526

Working Capital                            $ 11,265,627             $  7,316,080
Total Assets                               $ 29,980,077             $ 21,059,699
Long Term Debt                             $  1,283,293             $  2,151,825
Shareholder's Equity                       $ 15,933,793             $ 11,121,273
Number of Employees                                 508                      463


Contact: William G. Vohrer
         Treasurer
         1-212-785-0400, ext 279
         wvohrer@bexil.com